Exhibit 8.1

C.	Organizational Structure

The following table sets forth the legal name, location and country or state of incorporation and percentage ownership of our subsidiaries as of December 31, 2022:

Subsidiary Name	Country of Incorporation	Ownership Percentage
Magic Software Japan K.K	Japan	100%
Magic Software Enterprises Inc.	Delaware	100%
Magic Software Enterprises (UK) Ltd (shares held by Magic Software Enterprises Netherlands B.V.)	United Kingdom	100%
Hermes Logistics Technologies Limited (shares held by Magic Software Enterprises (UK) Ltd)	United Kingdom	100%
Magic Software Enterprises Spain Ltd (shares held by Magic Software Enterprises Netherlands B.V.)	Spain	100%
Coretech Consulting Group, Inc. (shares held by Magic Software Enterprises Inc)	Pennsylvania	100%
Coretech Consulting Group LLC (shares held by Magic Software Enterprises Inc)	Delaware	100%
Fusion Solutions LLC. (shares held by Coretech Consulting Group LLC)	Delaware	100%
Fusion Technical Solutions LLC. (shares held by Fusion Solutions LLC)	Delaware	49%
Xsell Resources Inc. (shares held by Coretech Consulting Group LLC)	Pennsylvania	100%
Magic Software Enterprises (Israel) Ltd	Israel	100%
Magic Software Enterprises Netherlands B.V.	Netherlands	100%
Magic Software Enterprises France (shares held by Magic Software Enterprises Netherlands B.V.)	France	100%
Magic Beheer B.V. (shares held by Magic Software Enterprises Netherlands B.V.)	Netherlands	100%
Magic Benelux B.V. (shares held by Magic Beheer B.V.)	Netherlands	100%
Magic Software Enterprises GMBH (shares held by Magic Software Enterprises Netherlands B.V.)	Germany	100%
Magic Software Enterprises India Pvt. Ltd	India	100%
Onyx Magyarorszag Szsoftverhaz (shares held by Magic Software Enterprises Netherlands B.V.)	Hungary	100%
Magix Integration (Proprietary) Ltd	South Africa	100%
AppBuilder Solutions Ltd	United Kingdom	100%
Complete Business Solutions Ltd	Israel	100%
Datamind Technologies Ltd (shares held by Complete Business Solutions Ltd)	Israel	100%
CommIT Technology Solutions Ltd	Israel	77.8%
CommIT Software Ltd (shares held by Comm-IT Technology Solutions Ltd.)	Israel	100%
CommIT Embedded Ltd (shares held by Comm-IT Technology Solutions Ltd.)	Israel	75%
Valinor Ltd. (shares held by Comm-IT Technology Solutions Ltd.)	Israel	100%
Dario Solutions IT Ltd (shares held by Comm-IT Technology Solutions Ltd.)	Israel	100%
Quickode Ltd (shares held by Comm-IT Technology Solutions Ltd.)	Israel	100%
Twingo Ltd (shares held by Comm-IT Technology Solutions Ltd.)	Israel	60%
9540 Y.G. Soft I.T Ltd. (shares held by CommIT Software Ltd.)	Israel	60%
Pilat Europe Ltd.	United Kingdom	100%
Pilat (North America), Inc.	New Jersey	100%
Roshtov Software Industries Ltd	Israel	80%
BridgeQuest Labs, Inc. (shares held by BridgeQuest, Inc.)	North Carolina	100%
BridgeQuest, Inc. (shares held by Magic Software Enterprises Inc.)	North Carolina	100%
Allstates Consulting Services LLC (shares held by Magic Software Enterprises Inc.)	Delaware	100%
F.T.S. - Formula Telecom Solutions Ltd.	Israel	100%
FTS Bulgaria Ltd. (FTS Global Ltd.) (shares held by F.T.S. - Formula Telecom Solutions Ltd.)	Bulgaria	100%
Comblack IT Ltd	Israel	80.1%
Yes-IT Ltd. (shares held by Comblack IT Ltd)	Israel	100%
Shavit Software (2009) Ltd. (shares held by Comblack Ltd)	Israel	100%
Infinigy (UK) Holdings Limited	United Kingdom	100%
Infinigy (US) Holding Inc (shares held by Infinigy (UK) Holdings Limited)	Georgia	100%
Infinigy Solutions LLC. (shares held by Infinigy (US) Holding Inc)	Georgia	100%
Infinigy Engineering LLP (shares held by Infinigy Solutions LLC.).	Georgia	100%
Skysoft Solutions Ltd. (shares held by CommIT Embedded Ltd.)	Israel	75%
Futurewave Systems, Inc. (shares held by Fusion Solutions LLC.)	Georgia	100%
OnTarget Group, Inc	North Carolina	100%
NetEffects, Inc. (shares held by Coretech Consulting Group LLC)	Missouri	100%
PowWow Inc.	California	100%
BA Microwaves Ltd.	Israel	56.67%
Stockell Information Systems Inc.	Missouri	100%
Mobisoft Ltd.	Israel	73.75%
Magic Hands B.V.	Netherlands	100%
Knowledge & Solutions Software B.V.	Netherlands	100%
Aptonet, Inc.	Georgia	100%
Comm-IT USA, Inc.	Delaware	100%

Subsidiary Name	Country of Incorporation	Ownership Percentage
Comblack Municipal Services Ltd.	Israel	70%
Shavit Human resource Ltd.	Israel	100%
Menarva Ltd.	Israel	100%
Enable IT LLC. (shares held by Coretech Consulting Group LLC)	Delaware	100%
Enable IT Consulting Services Canada Inc. (shares held by Enable IT LLC.)	Canada	100%
Appush Technologies Ltd (Formerly known as Vidstart Ltd)	Israel	80.1%
Appush Inc. (Shares held by Appush Technologies Ltd)	Delaware	100%
The Goodkind Group, LLC	New York	100%
Goodkind Hospitality, LLC	Delaware	100%
Intrabases SAS	France	100%
Roshtov Software Industries Ltd	Israel	80%
BridgeQuest Labs, Inc. (shares held by BridgeQuest, Inc.)	North Carolina	100%
BridgeQuest, Inc. (shares held by Magic Software Enterprises Inc.)	North Carolina	100%
Allstates Consulting Services LLC (shares held by Magic Software Enterprises Inc.)	Delaware	100%
F.T.S. - Formula Telecom Solutions Ltd.	Israel	100%
FTS Bulgaria Ltd. (FTS Global Ltd.) (shares held by F.T.S. - Formula Telecom Solutions Ltd.)	Bulgaria	100%
Comblack IT Ltd	Israel	80.1%
Yes-IT Ltd. (shares held by Comblack IT Ltd)	Israel	100%
Shavit Software (2009) Ltd. (shares held by Comblack Ltd)	Israel	100%
Infinigy (UK) Holdings Limited	United Kingdom	100%
Infinigy (US) Holding Inc (shares held by Infinigy (UK) Holdings Limited)	Georgia	100%
Infinigy Solutions LLC. (shares held by Infinigy (US) Holding Inc)	Georgia	100%
Infinigy Engineering LLP (shares held by Infinigy Solutions LLC.).	Georgia	100%
Skysoft Solutions Ltd. (shares held by CommIT Embedded Ltd.)	Israel	75%
Futurewave Systems, Inc. (shares held by Fusion Solutions LLC.)	Georgia	100%
OnTarget Group, Inc	North Carolina	100%
NetEffects, Inc. (shares held by Coretech Consulting Group LLC)	Missouri	100%
PowWow Inc.	California	100%
BA Microwaves Ltd.	Israel	56.67%
Stockell Information Systems Inc.	Missouri	100%
Mobisoft Ltd.	Israel	73.75%
Magic Hands B.V.	Netherlands	100%
Knowledge & Solutions Software B.V.	Netherlands	100%
Aptonet, Inc.	Georgia	100%
Comm-IT USA, Inc.	Delaware	100%
Comblack Municipal Services Ltd.	Israel	70%
Shavit Human resource Ltd.	Israel	100%
Menarva Ltd.	Israel	100%
Enable IT LLC. (shares held by Coretech Consulting Group LLC)	Delaware	100%
Enable IT Consulting Services Canada Inc. (shares held by Enable IT LLC.)	Canada	100%
Appush Technologies Ltd (Formerly known as Vidstart Ltd)	Israel	80.1%
Appush Inc. (Shares held by Appush Technologies Ltd)	Delaware	100%
The Goodkind Group, LLC	New York	100%
Goodkind Hospitality, LLC	Delaware	100%
Intrabases SAS	France	100%